                                     [LOGO]
      Number                                                            Shares
C -

                              TRAVELSCAPE.COM, INC.

COMMON STOCK    INCORPORATED UNDER THE LAWS            CUSIP 894207
PAR VALUE $.01   OF THE STATE OF DELAWARE   SEE REVERSE FOR CERTAIN DEFINITIONS


         THIS CERTIFIES THAT



         is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

         Travelscape.com, Inc., transferable on the books of the corporation by the owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

/s/ Jeffrey Marquis                        /s/ Timothy Poster
--------------------------------           -----------------------------------
Secretary                                  President and Chairman of the Board

                              TRAVELSCAPE.COM, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM     -    as tenants in common



TEN ENT     -    as tenants by the entireties

JT WROS     -    as joint tenants with right of survivorship
                 and not as tenants in common

UNIF GIFT MIN ACT -                         Custodian
                    --------------------------------------------------
                              (Cust)                           (Minor)

                           under Uniform Gifts to Minors

                           Act
                              ---------------------------------------
                                           (State)

     Additional abbreviations may also be used though not in the above list

For value received, _________________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________

_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________________           __________________________________

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.